UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21714

MML Series Investment Fund II
(Exact name of registrant as specified in charter)

1295 State Street, Springfield, MA			01111
(Address of principal executive offices)			(Zip code)

Kevin M. McClintock 1295 State Street, Springfield, MA 01111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		413-788-8411

Date of fiscal year end:	12/31/2005

Date of reporting period:	6/30/2005

Item 1. Reports to Stockholders.

(Semi-Annual Report for the period 1/1/05 through 6/30/05 is filed herewith)

MML Series Investment Fund II

Semiannual Report
for the six months ended
June 30, 2005

MML Small Cap Equity Fund

INVEST

INSURE

RETIRE

Table of Contents

Letter to Shareholders	1

Portfolio Manager Report	3

Portfolio of Investments	6

Statement of Assets and Liabilities	9

Statement of Operations	10

Statement of Changes in Net Assets	11

Financial Highlights	12

Notes to Financial Statements	13

Other Information (Unaudited)	24

This material must be preceded or accompanied by a current prospectus for the MML Series Investment Fund II. Investors should consider a Fund's investment objective, risks and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus. Read it carefully before investing.

To Our Shareholders

Kevin McClintock

"While the markets challenged investors in the first half of 2005, MassMutual believes the economic environment is encouraging for investors who invest for the long term rather than reacting to current conditions. In our view, investor portfolios should be appropriately diversified across the spectrum of asset types and with a long-term bias to effectively weather the full range of market performance."

MML Series Investment Fund II – Letter to Shareholders

Looking back at the first six months

Both equity and fixed-income markets faced challenging headwinds in the first six months of 2005. Concerns over a perceived slowing of the U.S. economy and reduced corporate profits captured investors' attention and contributed to negative returns in equity markets in the first three months of the year.

On the fixed income front, bond yields fell and prices rose in January, but fears of rising inflation – especially resurgent crude oil prices – took center stage during the remainder of the quarter and reversed much of the earlier advance. Also putting pressure on bond prices was a surprisingly strong report on fourth quarter Gross Domestic Product (GDP), released at the end of February, which pegged the nation's estimated growth rate at 3.8%, up sharply from the previous estimate of 3.1%. Additionally, there were two 0.25% hikes in short-term interest rates by the Federal Reserve Board (Fed) during the first three months of 2005.

Turning to the second quarter, U.S. stocks traded indecisively, as moderately positive news on the economy and corporate earnings was tempered by high crude oil prices, rising short-term interest rates and concerns about slowing economic growth.

In the bond market, Treasuries outperformed other fixed income asset classes, while investment-grade bonds outpaced high-yield securities in the corporate sector. Debt downgrades to financially troubled automakers General Motors and Ford from investment-grade to high-yield status drew bond investors' attention and contributed to a general flight to quality. The yield curve, a graphical representation of the yields of comparable securities with different maturities, flattened further, partly in response to two more hikes in short-term interest rates by the Fed.

In this challenging investment environment, blue chips, as represented by the Dow Jones Industrial AverageSM (DJIASM)*, returned -4.71% for the six months ended June 30, 2005. The S&P 500® Index fared better, with a -0.81% return. The technology-focused Nasdaq Composite® Index and the small-cap Russell 2000® Index were also in negative territory for the period, returning -5.45% and -1.25%, respectively. Despite a strengthening of the U.S. dollar, foreign stocks outperformed most of their U.S. counterparts, as measured by the -1.17% return of the MSCI® EAFE® Index. For the same six-month period, only the fixed income market ended on positive ground, as underscored by the Lehman Brothers® Aggregate Bond Index's return of 2.51%.

The impact of higher oil prices

Late in June, crude oil prices hit a high of approximately $60 per barrel. With the price of crude oil continuing to increase, it's worth taking a closer look at some of the factors driving this market and the potential implications.

Crude oil is refined into a number of products consumers depend on for transportation, heating and other purposes. In the past few years, the commodity's price has risen sharply, as demand from Asia – particularly China – has accelerated markedly. Even the refinement process has played a role in the current situation, since underinvestment in refineries in recent years has resulted in refining capacity that is now barely adequate to meet existing needs. Finally, persistent speculator buying has been exacerbating the situation. Because crude oil futures have rewarded investors over the past few years, traders keep buying when prices dip and driving them back up.

* Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

(Continued)

MML Series Investment Fund II – Letter to Shareholders (Continued)

High oil prices can act like a tax on consumers, limiting their purchases in other areas. Furthermore, because crude oil products drive so many businesses across the spectrum of industries, persistently high oil prices could act as a brake on economic growth at the same time that rising interest rates are having a similar effect.

Despite these challenges, the crude oil situation offers some reasons for optimism. Indeed, while prices are high, they do not approach their all-time highs in inflation-adjusted terms, so the overall negative impact is not as great as it might appear. Additionally, global economies appear to be taking the recent price increases in stride, perhaps because higher prices have been driven by gradually increasing demand rather than an abrupt event, such as an oil embargo. Finally, China's oil imports declined slightly in the first five months of 2005, as that nation's torrid growth rate cooled somewhat.

Outlook

Stock prices have held up remarkably well against the dual threats of rising interest rates and high crude oil prices. MassMutual believes there are a number of favorable factors at work in the current economic environment, including a reasonably healthy U.S. economy. Other positive influences include fairly robust consumer confidence, along with interest rates and inflation that are still low by historical standards.

Given the difficulty of predicting market movements, we believe it's important for investors to stay diversified across a variety of asset classes, to keep a long-term focus and to maintain a financial plan that's in line with their financial goals, needs and risk tolerance levels. We recommend that you review your plan with your financial representative at least annually to assess your portfolio and make any changes necessary to stay on track to meet your goals.

Sincerely,

Kevin McClintock
President

The opinions expressed herein are those of MassMutual as of July 1, 2005 and are subject to change without notice. This information is not to be construed as tax, legal or investment advice.

MML Small Cap Equity Fund – Portfolio Manager Report

What is the investment objective of the MML Small Cap Equity Fund?  This Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.

How did the Fund perform during the six months ended June 30, 2005?  For the six months ended June 30, 2005, the Fund's shares returned –3.90%, coming in behind the –1.25% return of the Russell 2000 Index, a broadly based, unmanaged index of 2000 small-capitalization common stocks.

What was the investment background during the period?  2005 started off on a weak note, as equity markets paused to digest the rally that occurred following the November presidential election. February stock market action quickly erased the declines posted in January, but the environment softened again in March, as investors wrestled with economic crosscurrents posed by a firming economy, despite increasingly higher energy prices and rising interest rates.

After a negative start in the first quarter of 2005, U.S. equity markets rebounded somewhat in the second quarter and achieved modest gains, as encouraging economic data provided the foundation for the advance. First quarter Gross Domestic Product (GDP) growth was revised upward to 3.80% and the labor market showed gradual improvement. Additionally, inflation remained benign and consumer confidence reached a three-year high.

These pluses were offset, however, by high energy prices, capped by oil exceeding $60 per barrel in late June before pulling back at quarter end, and a slowdown in manufacturing. The Federal Reserve (Fed) also continued its tightening policy, raising the federal funds rate twice to 3.25% at the end of June. While widely anticipated by the market, investors were hoping for a sign pointing to an end in Fed tightening, but the central bank did not oblige. Instead, the Fed cited confidence in the overall economy and "elevated" inflationary pressure, pledging to continue tightening at a "measured" pace.

What factors contributed to the Fund's performance?  In the first quarter, portfolio stock selection was favorable on a relative basis in a few areas that were difficult on a market basis – namely, the technology, producer durables and financial services sectors (areas where holdings declined less than corresponding benchmark positions). Performance for the portfolio's consumer-related stocks also added considerable value during the quarter. Our energy issues, while not advancing as briskly as the market, generated positive absolute returns nonetheless.

Sectors of the portfolio that detracted from results during the period were the health care, autos/transportation, and materials/processing. The portfolio was significantly underweight the benchmark in the health care and materials/processing spaces, due to the lack of compelling fundamentals. These positions, residuals of the portfolio's stock selection focus, added value during the quarter. Transportation-related holdings were pressured by rising fuel costs.

In the second quarter, the areas of the portfolio that showed the most weakness were the materials/processing, health care, other energy and consumer discretionary sectors. Additionally, results in the producer durables and financial services sectors, while positive, underperformed corresponding Russell 2000 universe sectors. Several of the portfolio's materials/processing companies had a particularly tough quarter due to depressed profit margins.

A bright spot for the Fund during the second quarter was the technology sector, where stock selection was highly favorable. Select semiconductor and electrical equipment holdings in particular performed favorably during the period. Our underweight position relative to the benchmark in materials companies, strictly an outgrowth of stock selection, also added value.

What is your outlook?  Our expectations for returns in the U.S. equity markets are for modest growth in the second half of the year. Corporate America is financially strong, but slowing down. American consumers have mortgaged part of their future with excessive debt levels, but their confidence in that future seems strong according to economic measures.

MML Small Cap Equity Fund – Portfolio Manager Report (Continued)

MML Small Cap Equity Fund

Industry Table

(% of Net Assets) on 06/30/05

Machinery & Components 11.7%
Banking, Savings & Loans 10.0%
Commercial Services 8.4%
Electrical Equipment & Electronics 8.3%
Financial Services 8.1%
Energy 6.5%
Transportation 5.5%
Medical Supplies 4.8%
Chemicals 4.3%
Insurance 3.6%
Apparel, Textiles & Shoes 2.7%
Restaurants 2.6%
Pharmaceuticals 2.5%
Broadcasting, Publishing & Printing 2.4%
Retail 1.8%
Prepackaged Software 1.4%
Healthcare 1.3%
Home Construction, Furnishings & Appliances 1.3%
Air Transportation 1.1%
Industrial – Diversified 1.0%
Forest Products & Paper 1.0%
Household Products 0.9%
Aerospace & Defense 0.7%
Building Materials & Construction 0.7%
Cosmetics & Personal Care 0.6%
Metals & Mining 0.6%
Telephone Utilities 0.1%
Short-Term Investments and Other Assets and Liabilities 6.1%
100.0%

MML Small Cap Equity Fund

Largest Stock Holdings (6/30/05)

Roper Industries, Inc.

Eaton Vance Corp.

Pacific Capital Bancorp

Coherent, Inc.

Arbitron, Inc.

Carter's, Inc.

Landstar System, Inc.

Mykrolis Corp.

First Republic Bank

Chittenden Corp.

MML Small Cap Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Cap Equity Fund and the Russell 2000 Index.

MML Series Investment Fund II

Total Returns	Year to Date 1/1/05 - 6/30/05	One Year 7/1/04 - 6/30/05	Five Year Average Annual 7/1/00 - 6/30/05	Since Inception Average Annual 6/1/98 - 6/30/05
MML Small Cap Equity Fund	-3.90%	6.66%	7.13%	3.57%
Russell 2000 Index	-1.25%	9.45%	5.71%	6.23%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here. Performance data quoted represents past performance; past performance is not predictive of future results.

MML Small Cap Equity Fund – Portfolio of Investments

June 30, 2005 (Unaudited)

	Number of Shares	Market Value
EQUITIES - 93.9%
Aerospace & Defense - 0.7%
Heico Corp.(a)	29,600	$692,936
Air Transportation - 1.1%
SkyWest, Inc.	56,800	1,032,624
Apparel, Textiles & Shoes - 2.7%
Carter's, Inc.(a) (b)	42,200	2,463,635
DSW, Inc. Cl. A(b)	400	9,980
Volcom, Inc.(b)	400	10,708
		2,484,323
Banking, Savings & Loans - 10.0%
Alabama National Bancorp	10,500	686,385
First Republic Bank	55,650	1,966,115
First State Bancorp	22,600	435,954
Hanmi Financial Corp.	82,600	1,379,420
Pacific Capital Bancorp	69,554	2,579,062
UMB Financial Corp.	17,400	992,322
Webster Financial Corp.	27,480	1,283,041
Western Alliance Bancorp(b)	400	10,160
		9,332,459
Broadcasting, Publishing & Printing - 2.4%
Gray Television, Inc.	107,100	1,291,626
Lin TV Corp. Cl. A(b)	66,800	927,852
		2,219,478
Building Materials & Construction - 0.7%
Interline Brands, Inc.(b)	34,675	686,565
Chemicals - 4.3%
MacDermid, Inc.(a)	43,200	1,346,112
Spartech Corp.	78,500	1,397,300
West Pharmaceutical Services, Inc.	46,700	1,309,935
		4,053,347
Commercial Services - 8.4%
ADVO, Inc.(a)	56,100	1,786,785
Arbitron, Inc.(a)	57,800	2,479,620
G&K Services, Inc. Cl. A	46,200	1,743,126
Valassis Communications, Inc.(b)	25,600	948,480
Wright Express Corp.(b)	49,000	905,030
		7,863,041
Cosmetics & Personal Care - 0.6%
Revlon, Inc. Cl. A(b)	193,500	594,045

	Number of Shares	Market Value
Electrical Equipment & Electronics - 8.3%
Baldor Electric Co.	56,500	$1,374,080
Cognex Corp.	47,300	1,238,787
Micrel, Inc.(b)	136,400	1,571,328
Mykrolis Corp.(b)	143,400	2,037,714
Teleflex, Inc.	25,900	1,537,683
		7,759,592
Energy - 6.5%
Headwaters, Inc.(a) (b)	45,400	1,560,852
Rowan Companies, Inc.	36,100	1,072,531
Unit Corp.(b)	33,400	1,469,934
W-H Energy Services, Inc.(b)	77,200	1,924,596
		6,027,913
Financial Services - 8.1%
Chittenden Corp.	71,350	1,940,720
Eaton Vance Corp.	114,200	2,730,522
Fidelity Bankshares, Inc.	55,650	1,475,838
Jefferies Group, Inc.(a)	37,500	1,420,875
		7,567,955
Forest Products & Paper - 1.0%
Xerium Technologies, Inc.(a) (b)	76,600	907,710
Healthcare - 1.3%
CorVel Corp.(b)	2,000	50,240
LabOne, Inc.(a) (b)	29,700	1,182,357
		1,232,597
Home Construction, Furnishings & Appliances - 1.3%
Fossil, Inc.(b)	54,050	1,226,935
Household Products - 0.9%
Trex Company, Inc.(a) (b)	33,200	853,240
Industrial – Diversified - 1.0%
Carlisle Companies, Inc.	13,300	912,779
Insurance - 3.6%
HCC Insurance Holdings, Inc.	50,500	1,912,435
IPC Holdings Limited	37,000	1,465,940
		3,378,375
Machinery & Components - 11.7%
Actuant Corp. Cl. A(a) (b)	25,200	1,208,088
Global Power Equipment Group, Inc.(b)	202,800	1,612,260
Helix Technology Corp.(a)	101,400	1,346,592
IDEX Corp.	47,000	1,814,670

	Number of Shares	Market Value
Kaydon Corp.(a)	49,900	$1,389,715
Roper Industries, Inc.	49,200	3,511,404
		10,882,729
Medical Supplies - 4.8%
Coherent, Inc.(b)	69,600	2,506,296
II-VI, Inc.(b)	50,200	923,178
Mine Safety Appliances Co.	21,900	1,011,780
		4,441,254
Metals & Mining - 0.6%
Foundation Coal Holdings, Inc.	6,400	166,016
Matthews International Corp.	10,300	401,288
		567,304
Pharmaceuticals - 2.5%
Taro Pharmaceutical Industries Limited(a) (b)	41,300	1,200,591
Valeant Pharmaceuticals International(a)	62,200	1,096,586
		2,297,177
Prepackaged Software - 1.4%
Dendrite International, Inc.(b)	97,600	1,346,880
Restaurants - 2.6%
RARE Hospitality International, Inc.(b)	42,000	1,279,740
The Steak n Shake Co.(b)	61,500	1,145,130
		2,424,870
Retail - 1.8%
Coldwater Creek, Inc.(b)	68,000	1,693,880
Telephone Utilities - 0.1%
Iowa Telecommunications Services, Inc.	6,900	129,375
Transportation - 5.5%
Heartland Express, Inc.	70,815	1,375,936
Landstar System, Inc.(b)	74,000	2,228,880
Robinson (C.H.) Worldwide, Inc.	26,700	1,553,940
		5,158,756
TOTAL EQUITIES (Cost $67,366,676)		87,768,139

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS - 21.3%
Cash Equivalents - 14.7%(c)
ABN Amro Bank NV Eurodollar Time Deposit 3.250% 08/05/2005	$146,512	$146,512
American Beacon Money Market Fund	395,527	395,527
Bank of America Bank Note 3.270% 07/18/2005	202,795	202,795
Bank of America Bank Note 3.270% 08/30/2005	376,620	376,620
Bank of Montreal Eurodollar Time Deposit 3.010% 07/01/2005	557,828	557,828
Barclays Eurodollar Time Deposit 3.160% 07/14/2005	289,708	289,708
Barclays Eurodollar Time Deposit 3.250% 07/26/2005	291,896	291,896
BGI Institutional Money Market Fund	1,137,016	1,137,016
BNP Paribas Eurodollar Time Deposit 3.000% 07/01/2005	202,795	202,795
Calyon Eurodollar Time Deposit 3.310% 07/01/2005	173,825	173,825
Citigroup Eurodollar Time Deposit 3.085% 07/22/2005	173,825	173,825
Citigroup Eurodollar Time Deposit 3.100% 07/25/2005	402,639	402,639
Dexia Group Eurodollar Time Deposit 3.205% 07/20/2005	144,854	144,854
Dexia Group Eurodollar Time Deposit 3.240% 07/21/2005	144,854	144,854
Federal Home Loan Bank Discount Note 2.977% 07/01/2005	357,747	357,747
First Tennessee National Corporation Eurodollar Time Deposit 3.220% 08/09/2005	52,208	52,208
Fortis Bank Eurodollar Time Deposit 3.110% 07/05/2005	201,554	201,554

	Principal Amount	Market Value
Fortis Bank Eurodollar Time Deposit 3.250% 07/25/2005	$204,487	$204,487
Fortis Bank Eurodollar Time Deposit 3.250% 08/04/2005	289,708	289,708
Fortis Bank Eurodollar Time Deposit 3.270% 07/07/2005	231,766	231,766
Freddie Mac Discount Note 3.208% 07/26/2005	142,815	142,815
Freddie Mac Discount Note 3.244% 08/16/2005	347,649	347,649
General Electric Capital Corp 3.252% 07/06/2005	289,708	289,708
General Electric Capital Corp 3.253% 07/08/2005	231,766	231,766
Goldman Sachs Financial Square Prime Obligations Money Market Fund	264,539	264,539
Harris Trust & Savings Bank 3.295% 11/04/2005	277,466	277,466
HBOS Halifax Bank of Scotland Eurodollar Time Deposit 3.150% 08/08/2005	144,854	144,854
HSBC Banking/Holdings PLC Eurodollar Time Deposit 3.250% 08/05/2005	173,825	173,825
JP Morgan Chase & Co. Eurodollar Time Deposit 3.200% 07/20/2005	289,708	289,708
Merrimac Cash Fund, Premium Class	459,322	459,322
Morgan Stanley Dean Witter & Co. 3.518% 07/19/2005	579,415	579,415
National Australia Bank Eurodollar Time Deposit 3.260% 07/06/2005	115,883	115,883
National Australia Bank Eurodollar Time Deposit 3.375% 07/01/2005	347,649	347,649
Nordea Bank Finland PLC (NY Branch) Eurodollar Time Deposit 3.165% 08/09/2005	224,961	224,961
Nordea Bank Finland PLC (NY Branch) Eurodollar Time Deposit 3.240% 08/03/2005	104,295	104,295

	Principal Amount	Market Value
Rabobank Nederland Eurodollar Time Deposit 3.170% 07/18/2005	$289,708	$289,708
Rabobank Nederland Eurodollar Time Deposit 3.350% 07/01/2005	234,407	234,407
Royal Bank of Canada Eurodollar Time Deposit 3.250% 07/07/2005	173,825	173,825
Royal Bank of Canada Eurodollar Time Deposit 3.260% 07/28/2005	289,708	289,708
Royal Bank of Scotland Eurodollar Time Deposit 3.240% 08/08/2005	318,678	318,678
Royal Bank of Scotland Eurodollar Time Deposit 3.250% 08/04/2005	231,766	231,766
Royal Bank of Scotland Eurodollar Time Deposit 3.270% 07/29/2005	231,766	231,766
Societe Generale Eurodollar Time Deposit 3.200% 08/08/2005	115,883	115,883
Societe Generale Eurodollar Time Deposit 3.240% 08/09/2005	191,754	191,754
Societe Generale Eurodollar Time Deposit 3.280% 08/01/2005	289,708	289,708
Svenska Handlesbanken Eurodollar Time Deposit 3.220% 08/05/2005	289,708	289,708
The Bank of the West Eurodollar Time Deposit 3.270% 07/27/2005	86,912	86,912
Toronto Dominion Bank Eurodollar Time Deposit 3.250% 08/02/2005	289,708	289,708
UBS AG Eurodollar Time Deposit 3.250% 08/09/2005	144,854	144,854
Wells Fargo Eurodollar Time Deposit 3.270% 07/21/2005	289,708	289,708
Wells Fargo Eurodollar Time Deposit 3.270% 08/01/2005	289,708	289,708
		13,729,820

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Repurchase Agreement - 6.6%
Investors Bank & Trust Company Repurchase Agreement, dated 06/30/2005, 2.01%, due 07/01/2005(d)	$6,177,644	$6,177,644
TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)		19,907,464
TOTAL INVESTMENTS - 115.2% (Cost $87,274,140)(e)		107,675,603
Other Assets/ (Liabilities) - (15.2%)		(14,237,451)
NET ASSETS - 100.0%		$93,438,152

Notes to Portfolio of Investments

(a)  Denotes all or a portion of security on loan.

(b)  Non-income producing security.

(c)  Represents investments of security lending collateral. (Note 2).

(d)  Maturity value of $6,177,989. Collaterized by U.S. Government Agency obligations with a rate of 5.625%, maturity date of 04/25/2027, and an aggregate market value, including accrued interest, of $6,486,526.

(e)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund – Financial Statements

Statement of Assets and Liabilities

June 30, 2005 (Unaudited)
Assets:
Investments, at value (cost $67,366,676) (Note 2)	$87,768,139
Short-term investments, at amortized cost (Note 2)	19,907,464
Total Investments (including securities on loan with market values of $13,225,119)	107,675,603
Receivables from:
Investments sold	89,037
Fund shares sold	15,471
Interest and dividends	77,945
Total assets	107,858,056
Liabilities:
Payables for:
Investments purchased	576,194
Fund shares repurchased	43,768
Securities on loan (Note 2)	13,729,820
Directors' fees and expenses (Note 3)	8,403
Affiliates (Note 3):
Investment management fees	49,639
Accrued expense and other liabilities	12,080
Total liabilities	14,419,904
Net assets	$93,438,152
Net assets consist of:
Paid-in capital	$70,508,203
Undistributed net investment income	123,664
Accumulated net realized gain on investments	2,404,822
Net unrealized appreciation on investments	20,401,463
$93,438,152
Shares outstanding:	7,647,964
Net asset value, offering price and redemption price per share:	$12.22

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund – Financial Statements (Continued)

Statement of Operations

Six months ended June 30, 2005 (Unaudited)
Investment income (Note 2):
Dividends	$395,142
Interest (including securities lending income of $5,202)	64,104
Total investment income	459,246
Expenses (Note 2):
Investment management fees (Note 3)	303,516
Shareholder reporting fees	1,143
Trustee reporting	2,014
Directors' fees (Note 3)	3,782
Custody fees	5,518
Audit and legal fees	11,642
Proxy fees	63
Total expenses	327,678
Net investment income	131,568
Realized and unrealized gain (loss):
Net realized gain on investment transactions	2,473,641
Net change in unrealized appreciation (depreciation) on investments	(6,596,379)
Net realized and unrealized loss	(4,122,738)
Net decrease in net assets resulting from operations	$(3,991,170)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	Six months ended June 30, 2005 (Unaudited)	Year ended December 31, 2004
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$131,568	$154,175
Net realized gain on investment transactions	2,473,641	2,541,228
Net change in unrealized appreciation (depreciation) on investments	(6,596,379)	11,469,589
Net increase (decrease) in net assets resulting from operations	(3,991,170)	14,164,992
Distributions to shareholders (Note 2):
From net investment income	-	(159,391)
From net realized gains	-	(1,804,441)
Net fund share transactions (Note 5)	(3,485,275)	2,809,366
Total increase (decrease) in net assets	(7,476,445)	15,010,526
Net assets:
Beginning of period	100,914,597	85,904,071
End of period (including undistributed net investment income of $123,664 and distributions in excess of net investment income of $7,904, respectively)	$93,438,152	$100,914,597

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Six months ended 6/30/05 (Unaudited)		Year ended 12/31/04	Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01	Year ended 12/31/00
Net asset value, beginning of period	$12.71		$11.14	$8.50		$9.67		$9.40	$8.34
Income (loss) from investment operations:
Net investment income	0.02		0.02	0.02		0.02		0.05	0.08
Net realized and unrealized gain (loss) on investments	(0.51)		1.80	2.64		(1.17)		0.27	1.06
Total income (loss) from investment operations	(0.49)		1.82	2.66		(1.15)		0.32	1.14
Less distributions to shareholders:
From net investment income	-		(0.02)	(0.02)		(0.02)		(0.05)	(0.08)
From net realized gains	-		(0.23)	-		-		-	-
Total distributions	-		(0.25)	(0.02)		(0.02)		(0.05)	(0.08)
Net asset value, end of period	$12.22		$12.71	$11.14		$8.50		$9.67	$9.40
Total Return(a)	(3.90	)% **	16.36%	31.29%		(11.84)%		3.36%	13.63%
Ratios / Supplemental Data:
Net assets, end of period (000's)	$93,438		$100,915	$85,904		$61,508		$57,096	$42,661
Ratio of expenses to average daily net assets:
Before expense waiver	0.70	% *	0.71%	0.73%		0.77%		0.69%	0.80%
After expense waiver#	N/A		N/A	0.73	% (b)	0.76	% (b)	N/A	0.76%
Net investment income to average daily net assets	0.28	% *	0.17%	0.20%		0.25%		0.59%	1.12%
Portfolio turnover rate	13	% **	39%	43%		44%		97%	65%

*  Annualized.

**  Percentages represent results from the period and are not annualized.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund, for the years ended December 31, 2000 and 2002.

(a)  Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

1.  The Fund
   MML Series Investment Fund II ("MML II Trust'') is registered under the Investment Company Act of 1940, as amended (the "1940 Act''), as a no-load, open end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated February 28, 2005, as amended. The following is a series of the Trust (referred to as the "Fund''): MML Small Cap Equity Fund ("Small Cap Equity Fund").

The MML II Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual'') for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of MML II Trust are not offered to the general public.

After the close of business on April 29, 2005, MML Small Cap Equity Fund, a fund of MML Series Investment Fund II ("New Fund"), acquired all of the assets and liabilities of the MML Small Cap Equity Fund, a fund of MML Series Investment Fund ("Fund"), pursuant to an agreement and plan of reorganization that was approved by the Fund's shareholders on April 18, 2005. The acquisition was accomplished by a tax-free transfer of all of the assets of the Fund to the New Fund in exchange for shares of the New Fund and the assumption by the New Fund of all of the liabilities of the Fund.

2.  Significant Accounting Policies
   The following is a summary of significant accounting policies followed consistently by the Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation
   Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short-term securities with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. All other securities and other assets, including debt securities for which the prices supplied by a pricing agent are deemed by the Trustees not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others. Securities are typically valued on the basis of valuations furnished by a primary pricing service or, if no such valuation is available, from a secondary pricing service. However, valuation methods approved by the Trust's Board of Trustees which are intended to reflect fair value may be used when pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the Fund's value for a security is likely to be different from the last quoted market price or pricing service information. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.

Notes to Financial Statements (Unaudited) (Continued)

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange is determined in accordance with policies established by the Trustees.

Securities Lending
   The Fund may lend its securities to qualified brokers; however, securities lending cannot exceed 33% of the total assets of the Fund taken at current value. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At June 30, 2005, the Fund loaned securities having the following market value, collateralized by cash, which was invested in short-term instruments in the following amount:

	Securities on Loan	Collateral
Small Cap Equity Fund	$13,225,119	$13,729,820

As securities lending agent, the Trust receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the six months ended June 30, 2005, the Trust earned securities lending agent fees in the following amounts:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Small Cap Equity Fund	$193,606	$(188,404)	$5,202

Repurchase Agreements
   The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

Accounting for Investments
   Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Federal Income Tax
   It is the Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code''), applicable to a regulated investment company. Under such provisions, the Fund will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no Federal income tax provision is required.

Notes to Financial Statements (Unaudited) (Continued)

Dividends and Distributions to Shareholders
   Dividends from net investment income and distributions of any net realized capital gains of the Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies, the deferral of wash sale losses, and paydowns on certain mortgage-backed securities. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period.

Accordingly, the Fund may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Fund.

Foreign Currency Translation
   The books and records of the Fund are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities.

Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Fund and the amount actually received.

  Forward Foreign Currency Contracts
   The Fund may enter into forward foreign currency contracts in order to hedge the effect of currency movements of foreign denominated securities or obligations. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange and interest rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

The notional or contractual amounts of these instruments represent the investments the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

At June 30, 2005, the Fund had no open forward foreign currency contracts.

Delayed Delivery
Transactions,
When Issued
Securities, and
Forward
Commitments  The Fund may purchase or sell securities on a "when issued" or delayed delivery or on a forward commitment basis. The Fund uses forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. These securities are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as

Notes to Financial Statements (Unaudited) (Continued)

institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others. The Fund records on a daily basis the unrealized appreciation (depreciation) based upon changes in the value of these securities. When a forward commitment contract is closed or the when-issued or delayed delivery security is received, the Fund records a realized gain or loss equal to the difference between the value of the contract or security at the time it was opened or purchased and the value of the contract or the security at the time it was extinguished or received. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors. The Fund monitors exposure to ensure counterparties are creditworthy and concentration of exposure is minimized.

At June 30, 2005, the Fund had no open forward commitments, delayed delivery transactions or when issued securities.

Financial Futures
Contracts  The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or as a substitute for the purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

At June 30, 2005, the Fund had no open futures contracts.

Foreign Securities  The Fund may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities issued by U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

3.  Management
Fees and Other
Transactions

Investment
Management Fees  Under an agreement between the Trust and MassMutual on behalf of the Fund, MassMutual is responsible for providing investment management services for the Fund. In return for this service, MassMutual receives an advisory fee quarterly from the Fund at an annual rate of 0.65% of the first $100,000,000, 0.60% of the next $100,000,000, 0.55% of the next $300,000,000 and 0.50% of any excess over $500,000,000 of the average daily net asset value of the Fund.

MassMutual has entered into an investment sub-advisory agreement with Babson Capital Management LLC ("Babson Capital"), pursuant to which Babson Capital serves as the Fund's sub-adviser providing day-to-day management of the Fund's investments. Babson Capital is wholly-owned subsidiary of MassMutual Holding LLC, which is a controlled subsidiary of MassMutual. Babson Capital receives a fee from MassMutual equal to an annual rate of 0.25% of the average daily net assets under management of the Fund.

Notes to Financial Statements (Unaudited) (Continued)

Expense Waivers  MassMutual has agreed, at least through April 30, 2006, to bear the expenses of the Fund to the extent that the aggregate expenses (excluding the Fund's management fee, interest, taxes, brokerage commissions and extraordinary expenses) incurred during the Fund's fiscal year exceed 0.11% of the average daily net assets of the Fund for such a year.

Brokerage
Commissions  The Fund has entered into agreements with certain brokers whereby the brokers will rebate, in cash, a portion of brokerage commissions. Effective January 1, 2005, amounts earned by the Fund under such agreements are included with realized gain or loss on investment transactions presented in the statement of operations. Prior to January 1, 2005, amounts earned by the Fund under such agreements were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. For the six months ended June 30, 2005, the Fund did not recapture any brokerage commissions under these agreements.

Other  Certain officers and trustees of the Fund are also officers of MassMutual. The compensation of each trustee who is not an officer of MassMutual is borne by the Fund.

4.  Purchases and
Sales of
Investments  Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the six months ended June 30, 2005, were as follows:

		Long-Term U.S. Government Securities	Other Long-Term Securities
Purchases	Small Cap Equity Fund	$-	$11,319,613
Sales	Small Cap Equity Fund	$-	$15,587,537

5.  Capital Share
Transactions  The Fund is authorized to issue an unlimited number of shares, with no par value in each class of shares. Changes in shares outstanding for the Fund are as follows:

	Six months ended June 30, 2005		Year ended December 31, 2004
	Shares	Amount	Shares	Amount
Small Cap Equity Fund
Sold	413,234	$5,010,286	1,158,338	$13,270,784
Issued as reinvestment of dividends	-	-	154,079	1,963,832
Redeemed	(702,926)	(8,495,561)	(1,084,794)	(12,425,250)
Net increase (decrease)	(289,692)	$(3,485,275)	227,623	$2,809,366

6.  Federal Income
Tax Information  At June 30, 2005, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Fund, as computed on a Federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation
Small Cap Equity Fund	$87,274,140	$23,278,755	$(2,877,292)	$20,401,463

Notes to Financial Statements (Unaudited) (Continued)

Certain differences exist from the amounts reflected in the Statement of Changes in Net Assets primarily due to the character of short-term capital gains treated as ordinary income for tax purposes. The tax character of distributions paid during the year ended December 31, 2004 was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Small Cap Equity Fund	$516,795	$1,447,037	$-

At December 31, 2004, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain/ (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation*
Small Cap Equity Fund	$358,180	$-	$(128,332)	$26,691,271

*  Includes unrealized appreciation (depreciation) on investments, derivatives and foreign currency denominated assets and liabilities if any.

The Fund elected to defer to January 1, 2005 post-October losses:

Amount
Small Cap Equity Fund	$120,428

7.  Proxy Voting
(Unaudited)  A description of the policies and procedures that the Fund's investment adviser and sub-adviser use to vote proxies relating to the Fund's portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com and on the Securities and Exchange Commission's website at http://www.sec.gov.

8. Quarterly Reporting (Unaudited)	The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notes to Financial Statements (Unaudited) (Continued)

9. Trustees' Approval of Investment Advisory Contracts (Unaudited)	At a meeting held on April 27, 2005, the Board of Trustees of the Trust, including the Trustees who are not "interested persons" (as such term is defined in the 1940 Act) of the Trust, the Adviser or the Sub-Adviser, Babson Capital (the "Independent Trustees"), approved the Advisory Agreement and Sub-Advisory Agreement for the Small Cap Equity Fund (the "Fund"). In preparation for the meeting, the Trustees requested, and the Adviser and Sub-Adviser provided in advance of the meeting, certain materials relevant to the consideration of the Advisory Agreement and Sub-Advisory Agreement. The Trustees also requested, and received in advance of the meeting, a fee study report with respect to the corresponding predecessor series of the Fund (a series of MML Series Investment Fund), prepared by an independent third-party vendor (the "Third-Party Report"). The Third-Party Report presented information concerning advisory fees, total expense ratios and investment performance that compared the Fund's predecessor to a peer group identified by the third-party vendor. The corresponding predecessor fund had the same management fees and expense structure as the Fund. The Trustees also received in board materials in advance of the meeting memoranda prepared by Fund counsel addressing their duties and responsibilities in approving the Advisory Agreement and Sub-Advisory Agreement, including identification of types of information relevant to such consideration. At the meeting, representatives of the Adviser made an extensive presentation concerning the Adviser's operations and capabilities and plans for the Fund.

In approving the Advisory Agreement, the Trustees took note of the fact that the Adviser would delegate all responsibility for furnishing a continuous investment program for the Fund, and making investment decisions with respect to the Fund's assets, to Babson Capital. The Trustees examined the Adviser's ability to provide investment oversight, administrative and shareholder services to the Fund. The Trustees also considered the experience and qualifications of the personnel of the Adviser that would be performing, or overseeing the performance of, the services to be provided to the Fund and the needs of the Fund for administrative and shareholder services. Based on the above, the Trustees concluded that the resources to be devoted by the Adviser were appropriate to fulfill effectively its duties under the Advisory Agreement.

The Trustees considered a number of factors they believed to be relevant to the interests of shareholders of the Fund. Such factors included (i) the ability of the Adviser to monitor the operations and performance of the Fund's Sub-Adviser, (ii) the financial condition, stability and business strategy of the Adviser, (iii) the ability of the Adviser with respect to regulatory compliance and the ability to monitor compliance with the investment policies of the Fund, (iv) possible economies of scale, and (v) any conditions affecting the Adviser's future provision of high quality services to the Fund. The Trustees concluded that the anticipated scope and quality of the services to be provided by the Adviser were sufficient, in light of market conditions, the resources to be dedicated by the Adviser and its integrity, personnel, and financial resources, to merit approval of the Advisory Agreement.

The Trustees took into account the estimated profitability of the Fund to the Adviser and the so-called "fallout benefits" to the Adviser, such as any reputational value derived from serving as investment adviser to the Fund. The Trustees also reviewed the performance of the corresponding predecessor fund for the past one, three and five-year periods.

Based on the foregoing, the Trustees concluded that the fee to be paid to the Adviser under the Advisory Agreement and the Fund's total expenses were fair and reasonable, given the anticipated scope and quality of the services to be rendered by the Adviser.

In approving the Sub-Advisory Agreement with respect to the Fund, the Trustees considered a wide range of information about, among other things: Babson Capital and its personnel with responsibilities for providing services to the Fund; the terms of the Sub-Advisory Agreement; the scope and quality of services to be provided to the Fund under the Sub-Advisory Agreement; and the fee payable to Babson Capital by the Adviser. The Trustees did not generally review the profitability of Babson Capital based on the fact that the sub-advisory fees were paid by the Adviser and on their conclusion that, accordingly, the sub-advisory fees were being negotiated at arm's-length. The Trustees were also informed that

Notes to Financial Statements (Unaudited) (Continued)

Babson Capital may receive research services from brokers in connection with portfolio securities transactions for the Fund and that research services furnished by brokers through which the Fund effects securities transactions may be used by Babson Capital in advising other accounts that it advises. Conversely, research services furnished to Babson Capital in connection with other accounts Babson Capital advises may be used by Babson Capital in advising the Fund.

Based on the foregoing, the Trustees concluded that the investment processes, research capabilities and philosophies of Babson Capital would be well suited to the Fund, given its investment objectives and policies.

Following their review, the Trustees determined that the terms of the Advisory Agreement and Sub-Advisory Agreement were fair and reasonable with respect to the Fund and were in the best interests of the Fund's shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve the Advisory Agreement and the Sub-Advisory Agreement.

Prior to the votes being taken to approve the Advisory Agreement and Sub-Advisory Agreement, the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. In their deliberations with respect to these matters, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

10. Special Meeting of Shareholders (Unaudited)	A Special Meeting of Shareholders of Small Cap Equity Fund (the "Fund"), a series of MML Series Investment Fund (the "Trust") was held on April 18, 2005. Notice of the meeting, and a Proxy Statement, were distributed on or about March 17, 2005 to shareholders of record as of February 18, 2005. The results of the vote on the matters submitted to shareholders at the Special Meeting are as follows:

Proposal 1: To approve the reorganization of the Fund from a separate series of the Trust, a Massachusetts business trust, into a separate, corresponding series of MML Series Investment Fund II, a newly organized Massachusetts business trust, pursuant to an Agreement and Plan of Reorganization of the Fund.

Proposal 1: Approval of reorganization	Shares	Shares For	% of Out- Standing Shares	Against	% of Out- Standing Shares	Abstain	% of Out- Standing Shares
of the Fund
Small Cap Equity Fund	3,392,205.483	2,920,718.138	86.101	184,388.022	5.435	287,099.323	8.464

Notes to Financial Statements (Unaudited) (Continued)

Proposal 2A: To approve an amendment to the Fund's fundamental investment restrictions with respect to diversification of investments.

Proposal 2A:

Approve amendment

to the Fund's fundamental investment restrictions with respect to diversification	Shares	Shares For	% of Out- Standing Shares	Against	% of Out- Standing Shares	Abstain	% of Out- Standing Shares
of investments.
Small Cap Equity Fund	3,392,205.483	2,983,895.147	87.963	172,785.567	5.094	235,524.769	6.943

Proposal 2C: To approve an amendment to the Fund's fundamental investment restriction with respect to investment in commodities and commodity contracts.

Proposal 2C:

Approve an amendment

of the Fund's

fundamental investment restriction with respect to investments in commodities and	Shares	Shares For	% of Out- Standing Shares	Against	% of Out- Standing Shares	Abstain	% of Out- Standing Shares
commodity contracts.
Small Cap Equity Fund	3,392,205.483	2,807,903.398	82.775	298,737.648	8.807	285,564.437	8.418

Proposal 2E: To approve an amendment to the Fund's fundamental investment restriction with respect to investment in real estate.

Proposal 2E:

Approve an

amendment to the Fund's fundamental investment restriction with respect to	Shares	Shares For	% of Out- Standing Shares	Against	% of Out- Standing Shares	Abstain	% of Out- Standing Shares
investment in real estate.
Small Cap Equity Fund	3,392,205.483	2,981,616.189	87.896	177,829.602	5.242	232,759.692	6.862

Proposal 2F: To approve an amendment to the Fund's fundamental investment restriction with respect to participation in the underwriting of securities.

Proposal 2F:

Approve an

amendment to the

Fund's fundamental

investment restriction with respect to participation in the underwriting of	Shares	Shares For	% of Out- Standing Shares	Against	% of Out- Standing Shares	Abstain	% of Out- Standing Shares
securities.
Small Cap Equity Fund	3,392,205.483	2,834,626.258	83.563	271,495.956	8.003	286,083.269	8.434

Notes to Financial Statements (Unaudited) (Continued)

Proposal 2H: To approve an amendment to the Fund's fundamental investment restriction with respect to making loans.

Proposal 2H:

Approve an

amendment of the Fund's fundamental investment restriction with respect	Shares	Shares For	% of Out- Standing Shares	Against	% of Out- Standing Shares	Abstain	% of Out- Standing Shares
to making loans.
Small Cap Equity Fund	3,392,205.483	2,680,212.113	79.011	441,434.516	13.013	270,558.854	7.976

Proposal 2I: To approve an amendment to the Fund's fundamental investment restrictions with respect to borrowing money and issuing senior securities.

Proposal 2I:

Approve an

amendment of the

Fund's fundamental

investment restrictions with respect to borrowing money and issuing	Shares	Shares For	% of Out- Standing Shares	Against	% of Out- Standing Shares	Abstain	% of Out- Standing Shares
senior securities.
Small Cap Equity Fund	3,392,205.483	2,710,816.238	79.913	386,776.200	11.402	294,613.045	8.685

Proposal 2J: To approve the elimination of the Fund's fundamental investment restriction with respect to pledging, mortgaging or hypothecating fund assets.

Proposal 2J:

Approve an elimination

of the Fund's

fundamental

investment restriction with respect to pledging, mortgaging, or hypothecating	Shares	Shares For	% of Out- Standing Shares	Against	% of Out- Standing Shares	Abstain	% of Out- Standing Shares
fund assets.
Small Cap Equity Fund	3,392,205.483	2,683,130.189	79.097	417,256.647	12.300	291,818.647	8.603

Notes to Financial Statements (Unaudited) (Continued)

Proposal 2M: To approve the elimination of the Fund's fundamental investment restriction with respect to short sales.

Proposal 2M:

Approve the

elimination of the Fund's fundamental investment restriction with respect to	Shares	Shares For	% of Out- Standing Shares	Against	% of Out- Standing Shares	Abstain	% of Out- Standing Shares
short sales.
Small Cap Equity Fund	3,392,205.483	2,698,206.481	79.541	402,831.631	11.876	291,167.371	8.583

Proposal 2N: To approve the elimination of the Fund's fundamental investment restriction with respect to investing in oil, gas or other mineral leases, rights, royalty contracts or exploration or development programs.

Proposal 2N:

Approve the

elimination of the

Fund's fundamental

investment restriction

with respect to investing

in oil, gas or other mineral leases, rights, royalty contracts or exploration or	Shares	Shares For	% of Out- Standing Shares	Against	% of Out- Standing Shares	Abstain	% of Out- Standing Shares
development programs.
Small Cap Equity Fund	3,392,205.483	2,921,883.044	86.135	227,484.055	6.706	242,838.384	7.159

Other Information (Unaudited)

Fund Expenses
June 30, 2005 (Unaudited)

Expense Examples  The following information is in regards to expenses for the six month period ended June 30, 2005:

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested for the six month period ended June 30, 2005.

Actual Expenses  The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Operating Expenses Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison
Purposes  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

The Fund incurs ongoing operating expenses during the normal course of business, such as management fees and other expenses. The following table, assuming a $1,000 investment in a class of shares, disclose the ending account value and operating expenses incurred for the six months ended June 30, 2005, based on, (1) the Fund's actual return and actual expenses, and (2) a hypothetical annualized 5% return and the Fund's actual expenses:

Small Cap Equity Fund
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$961.00	$3.40
2) Hypothetical		1,000.00	1,021.32	3.51

*  Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2005 of 0.70%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

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MassMutual Financial Group is a marketing designation (or fleet name) for
Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliates.

L4540_IIb 805

Item 2. Code of Ethics.   (annual only)

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.  (annual only)

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.  (annual only)

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.  (annual only)

Not applicable to this filing.

Item 6. Schedule of Investments.

Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 10. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective based as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Code of Ethics (Item 2) is not applicable to this filing.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MML Series Investment Fund II

By (Signature and Title)	/s/ Kevin M. McClintock
Kevin M. McClintock, President and Principal Executive Officer

Date	9/1/05

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities, and on the dates indicated.

By (Signature and Title)	/s/ Kevin M. McClintock
Kevin M. McClintock, President and Principal Executive Officer

Date	9/1/05

By (Signature and Title)	/s/ James S. Collins
James S. Collins, Treasurer and Principal Financial Officer

Date	9/1/05